Exhibit 10.54
Confidential Treatment Requested

BNP AGREEMENT (1995)

entered into as of November 17, 1995 by and between

SCIOS NOVA INC.
2450 Bayshore Parkway
Mountain View, CA 94043/USA

(hereinafter referred to as “SCIOS NOVA”)

and

BIOCHEMIE GESELLSCHAFT M.B.H.
A-6250 Kundl/Austria
(hereinafter referred to as “BC”)

WHEREAS, SCIOS NOVA is seeking to start Phase III clinical trials and obtain regulatory approval of its NATRECOR® brand brain natriuretic peptide (“BNP”) for the treatment of acute congestive heart failure and is seeking a long-term source of supply of BNP made by recombinant manufacture; and

WHEREAS, BC is in the business of the recombinant manufacture of peptides and proteins and wishes to become SCIOS NOVA’s supplier; and

WHEREAS, SCIOS NOVA has developed a 10 liter recombinant manufacturing process for BNP and BC is willing to scale-up SCIOS NOVA’s 10 liter manufacturing process for BNP to the 150 liter scale so that the parties’ can evaluate BC’s capability to become SCIOS NOVA’s long-term supplier of BNP in bulk solution in commercial quantities; and

WHEREAS, SCIOS NOVA wishes to ensure BC is willing and has the capacity to meet SCIOS NOVA’s requirements for bulk BNP during the term of this AGREEMENT, and BC is willing to provide such assurance; and

WHEREAS, BC and SCIOS NOVA wish to set forth the principal terms and conditions on which they will evaluate BC’s capability to scale BIOCHEMIE GESELLSCHAFT M.B.H. up the production of BNP in BULK SOLUTION and on which the parties may thereafter agree to continue to work together; and

WHEREAS, SCIOS NOVA is willing to purchase BULK SOLUTION from BC on a long-term basis and BC is willing to sell BULK SOLUTION to SCIOS NOVA on a long-term basis;

THE PARTTES HERETO AGREE AS FOLLOWS:

1.	Definitions

Whenever written in capital letters throughout this Agreement the following terms shall have the following meaning:

1.1	BC DELIVERABLES shall mean the following items to be delivered by BC to SCIOS NOVA after Development Phase I:

(a)	a written report of BC’s complete results in Development Phase I;

(b)	samples of BULK SOLUTION that has been manufactured by BC at the 150 liter fermentation volume;

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(c)	results of the tests described in Annex 4;

(d)	copies of the batch records for all of the production runs performed by BC in Development Phase I;

(e)	BC’s statement of its yield from fermentation at the 150 liter scale, including supporting data,

(f)	BC’s estimate of the quantity of BNP that will be contained in the BULK SOLUTION to be produced in Development Phase II; and

(g)	BC’s proposed revision of the TARGET PRICE.

1.2
BC KNOWHOW shall mean all know how, technology and trade secrets developed by BC during the course of this Agreement that relate or are useful to the manufacture of BULK SOLUTION or BNP that are not included in BC PATENT RIGHTS.

1.3
BC PATENT RIGHTS shall mean all patent applications and valid, issued and unexpired patents which are now or hereafter owned or controlled by BC, including any substitutions, extensions, reissues, renewals, divisions, continuations, or continuations-in-part therefor or thereof, and all foreign counterparts of the foregoing, which cover the development or manufacture of BULK SOLUTION or BNP.

1.4	BNP means brain natriuretic peptide produced by recombinant DNA expression in E. coli which has the amino acid sequence and meets the BNP SPECIFICATIONS set forth in Annex 1.

1.5	BNP COMPOUND shall mean BNP or any derivative thereof containing [*****]

1.6
BNP SPECIFICATIONS shall mean the specifications set forth in Annex 1. Annex 1 may be updated by mutual agreement of the parties at the end of Development Phase I as provided in Article 4.1 and at the end of Development Phase II as provided in Article 5.3. All revisions shall take into account the then current requirements of regulatory authorities with regard to the acceptable characteristics for proteins manufactured by recombinant means.

1.7	BULK SOLUTION means frozen bulk solution of BNP that meets the SPECIFICATIONS FOR BULK SOLUTION.

1.8
COMMERCIAL PRICE shall mean the price per gram of BNP in BULK SOLUTION that the parties establish in Article 5.5 will be charged by BC for deliveries under Article 6 during the Commercial Phase, such price to be valid until December 31, 2002.

1.9	COMPREHENSIVE AGREEMENT means any superseding agreement that the parties may subsequently elect to create under Article 6.10.

1.10	CONFIDENTIAL INFORMATION shall have the definition that is set forth in the Confidential Disclosure Agreement between the parties dated December 30, 1994.

1.11	DEVELOPMENT PHASE I means the development work to be conducted by BC under Article 4.

1.12	DEVELOPMENT PHASE II means the development work to be conducted by BC under

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Article 5.

1.13
NATRECOR is the United States trademark under which SCIOS NOVA intends to market its BNP product. As used in this Agreement, NATRECOR shall mean a synonym for BNP in finished form to be sold to the trade, irrespective of whether such trademark shall be used or not.

1.14	REVISED TARGET PRICE shall mean the revision of the TARGET PRICE based on BC’s results in DEVELOPMENT PHASE I that is established by the parties according to Article 4.1.

1.15
SCIOS NOVA KNOWHOW shall mean the 10 liter PROCESS and other know-how, technology and trade secrets that SCIOS NOVA may disclose to BC related or useful to the manufacture of BULK SOLUTION or BNP that are not included in the SCIOS NOVA PATENT RIGHTS.

1.16
SCIOS NOVA PATENT RIGHTS shall mean all patent applications and valid, issued and unexpired patents which are now or hereafter owned or controlled by SCIOS NOVA, including any substitutions, extensions, reissues, renewals, divisions, continuations, or continuations-in-part therefor or thereof, and all foreign counterparts of the foregoing, which cover the development or manufacture of BULK SOLUTION or BNP or a derivative thereof.

1.17
SPECIFICATIONS FOR BULK SOLUTION shall mean the specifications in Annex 2. Annex 2 may be updated by mutual agreement of the parties at the end of DEVELOPMENT PHASE I as provided in Article 4.1 and at the end of DEVELOPMENT PHASE II as provided in Article 5.3. All revisions shall take into account the then current requirements of regulatory authorities with regard to the acceptable characteristics for proteins manufactured by recombinant means.

1.18
TARGET PRICE means a price per gram of BNP delivered to SCIOS NOVA in BULK SOLUTION of [*****] calculated upon BC’s knowledge before DEVELOPMENT PHASE I for the supply of BULK SOLUTION in commercial quantities.

1.19	10 liter PROCESS means SCIOS NOVA’s current process to manufacture BULK SOLUTION at a 10 liter fermentation volume including:

[*****]

details being listed in Annex 3.

1.20	150 liter PROCESS means a manufacturing process to produce BULK SOLUTION at a 150 liter fermentation volume to be developed by BC based on the 10 liter PROCESS.

1.21	3,000 liter PROCESS means a manufacturing process for BULK SOLUTION at a 3,000 liter fermentation volume to be developed by BC based on the 150 liter PROCESS.

2.     Supply of information from SCIOS NOVA to BC, starting criteria

2.1	Delivery. Under a separate letter agreement, SCIOS NOVA has provided BC with the 10 liter PROCESS so that BC could begin its work on approximately November 1, 1995.

2.2	Response. Within 2 weeks of BC’s receipt of the 10 liter PROCESS under Article 2.1, BC

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shall advise SCIOS NOVA whether BC regards the information provided to be adequate for BC’s activities as per Article 3. In the event BC shall regard the information provided by SCIOS NOVA to be inadequate, SCIOS NOVA shall, to the extent SCIOS NOVA has previously generated such information, provide upon BC’s request within 14 days such additional documents and research/development results that SCIOS NOVA may possess.

Within 2 weeks of BC’s receipt of the additional information, BC shall advise SCIOS NOVA whether BC regards the additional information so obtained to be adequate.

In the event BC shall have concluded that it does not have adequate information, to perform DEVELOPMENT PHASE I for the price indicated, BC shall so advise SCIOS NOVA and the parties shall endeavor to reach an agreement on terms for proceeding. If the parties are unable to reach such a revised agreement by December 1, 1995, then this Agreement shall be automatically terminated with immediate effect (except Articles 11 and 12 which shall continue in effect) and no party shall have a right for compensation. Upon any termination under this Article, BC shall return to SCIOS NOVA and cease to use all information and materials provided by SCIOS NOVA as part of the 10 liter PROCESS.

2.3
Support. Upon BC’s request, SCIOS NOVA shall, without charge to BC, provide BC with a maximum of two experts from SCIOS NOVA for a period of up to three weeks each to support BC’s development activities in DEVELOPMENT PHASE I.

2.4
Essential Dates. The dates as per Articles 3, 4 and 5 shall depend on SCIOS NOVA having provided the 10 liter PROCESS and additional information under Article 2.2 so that BC can provide the positive advice from BC to SCIOS NOVA by November 15. In the event delays by SCIOS NOVA cause such advice to be given later, the dates as mentioned in Articles 3, 4 and 5 shall be postponed by the period of such delay.

2.5
Addition of Lyophilization. During DEVELOPMENT PHASE I the parties shall decide whether BC shall also perform the lyophilization of the BULK SOLUTION and ship BNP in a solid form. If the parties determine that BC should perform such work, appropriate amendments will be made by mutual agreement, including revisions of the specifications, the references to the specifications, and setting an additional charge for BC to perform the lyophilization.

3.	DEVELOPMENT PHASE I (150 liter PROCESS)

3.1
General. In DEVELOPMENT PHASE I, BC shall use its best efforts and provide the necessary resources to scale up the 10 liter PROCESS to produce BULK SOLUTION by recombinant manufacturing methods at the 150 liter fermentation volume so that the parties may fully assess the feasibility of larger scale production. The goal of the parties is to assess whether BC can produce BULK SOLUTION that meets the SPECIFICATIONS FOR BULK SOLUTION at a price equal to or less than the TARGET PRICE. DEVELOPMENT PHASE I shall begin [*****]. SCIOS NOVA may, at its expense, have representatives visit BC's facility and view BC's fermentation and product recovery activities during DEVELOPMENT PHASE I.

3.2
DELIVERABLES. During DEVELOPMENT PHASE I BC shall develop the 150 liter PROCESS and define the yields and quantity of BNP in BULK SOLUTION that BC is able to produce. On or about January 15, 1996, BC shall provide to SCIOS NOVA a written interim report of BC's activities and not later than March 1, 1996, BC shall deliver the BC

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DELIVERABLES to SCIOS NOVA.

3.3
Charge. BC’s work in DEVELOPMENT PHASE I is outlined in Annex 5. SCIOS NOVA will be charged for BC’s work in DEVELOPMENT PHASE I based on the actual time used by BC in DEVELOPMENT PHASE I applying the rates set forth in Annex 5. Regardless of the specific results achieved in DEVELOPMENT PHASE I, SCIOS NOVA is obligated to pay for the time actually devoted by BC through completion or earlier termination; provided, however, the aggregate charge to SCIOS NOVA for all of BC’s work under Articles 2 and 3 shall, in no event, exceed [*****] without SCIOS NOVA’s prior written consent.

3.4
Payment. In February 1996, BC shall invoice SCIOS NOVA for all of BC’s charges for DEVELOPMENT PHASE I, calculated per Article 3.3, and such amount shall be paid by SCIOS NOVA within fourteen days from the later of (a) SCIOS NOVA’s receipt of the invoice or (b) SCIOS NOVA’s receipt of all of the BC DELIVERABLES.

4.	Analysis of DEVELOPMENT PHASE I

4.1
Analysis and Discussion. Promptly following receipt of the BC DELIVERABLES, SCIOS NOVA shall determine whether it believes the samples and data indicate that BC will be able to meet the SPECIFICATIONS FOR BULK SOLUTION, and promptly advise BC of the results of its analysis. Not later than 30 days after receipt of the BC DELIVERABLES, SCIOS NOVA shall notify BC whether SCIOS NOVA wishes BC to conduct DEVELOPMENT PHASE II. If either party does not wish to conduct DEVELOPMENT PHASE II, this Agreement shall be discontinued per Article 10.2. If SCIOS NOVA notifies BC that it wishes to have BC perform DEVELOPMENT PHASE II, then BC and SCIOS NOVA shall meet to establish: (a) the Standard Operating Procedure to be used for the 3,000 liter PROCESS in DEVELOPMENT PHASE II and thereafter; (b) the BNP SPECIFICATIONS; (c) the SPECIFICATIONS FOR BULK SOLUTION; and (d) the REVISED TARGET PRICE that will be charged to SCIOS NOVA per gram of BNP in BULK SOLUTION that is produced by BC in commercial runs after DEVELOPMENT PHASE II. Upon mutual agreement of the parties, their decisions concerning these four matters shall be memorialized in a written addendum to be attached to and become a part of this Agreement.

4.2
Advance Work. In order to avoid delay in commencing DEVELOPMENT PHASE II, BC agrees to perform the programming of its process control computers and complete the installation of additional equipment necessary for the manufacture of BULK SOLUTION by the end of March 1996. SCIOS NOVA will reimburse BC at the rate specified in Annex 5 for the actual time spent by BC in programming its process control computers up to a maximum of [*****] within 30 days after invoice from BC following any termination under Article 4.1 or, if SCIOS NOVA subsequently elects not to have BC perform DEVELOPMENT PHASE II or the parties are unable to agree on the four items for a long-term supply relationship per Article 4.1.

4.3
Use of 150 liter PROCESS. If the parties are unable to agree on the four matters in Article 4.1 or SCIOS NOVA shall otherwise elect not to proceed to DEVELOPMENT PHASE II then, in exchange for having funded the development of such process, BC does hereby grant to SCIOS NOVA a royalty-free, exclusive license to use, or allow others to use, all or any part of the 150 liter PROCESS solely for the manufacture of BNP. Such license shall be irrevocable if SCIOS NOVA has made the payment specified in Article 3.4 and in

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Article 10.2, if any is due, but may be revoked by BC by written notice to SCIOS NOVA if such payments are not made. BC shall have the right to use all or any part of the 150 liter PROCESS solely for any use other than the manufacture of BNP.

5.	DEVELOPMENT PHASE II (3,000 liter PROCESS)

5.1
Timing. If the parties agree on the four items per Article 4.1, then DEVELOPMENT PHASE II shall be conducted by BC according to the terms of this Article 5. It is the parties’ mutual goal, assuming adequate results in DEVELOPMENT PHASE I, to begin DEVELOPMENT PHASE II not later than [*****]. Once DEVELOPMENT PHASE II is commenced, BC shall use its best efforts to complete the work described below as quickly as reasonable.

5.2	Efforts. During DEVELOPMENT PHASE II, BC shall use its best efforts and provide the necessary resources to perform the following to manufacture BULK SOLUTION:

(a)	complete the modification of its manufacturing plant by investment in specific equipment necessary to manufacture BULK SOLUTION at the 3,000 liter scale;

(b)	develop the 3,000 liter PROCESS;

(c)	manufacture, according to the Standard Operating Procedure written by BC and approved by SCIOS NOVA under Article 4.1, at least three batches using the 3,000 liter PROCESS;

(d)	deliver to SCIOS NOVA the samples for DEVELOPMENT PHASE II and results of tests described in Annex 4;

(e)
deliver to SCIOS NOVA all BULK SOLUTION (except samples for testing at BC) manufactured in DEVELOPMENT PHASE II, together with a copy of the complete batch records for each of the 3 batches to be produced;

(f)	advise SCIOS NOVA of BC’s yield from fermentation at the 3000 liter scale for each of the 3 batches, including supporting data;

(g)	advise SCIOS NOVA of the price per gram of BNP that BC proposes to charge for production of BULK SOLUTION at commercial scale under Article 6 based on results in DEVELOPMENT PHASE II.

5.3
Assessment of DEVELOPMENT PHASE II and Payment. SCIOS NOVA shall promptly assay the BULK SOLUTION produced in DEVELOPMENT PHASE II for conformity with the SPECIFICATIONS FOR BULK SOLUTION, (as established by the parties under Article 4.1) and provide the results of its analysis to BC. If three batch runs produce BULK SOLUTION that satisfies the SPECIFICATIONS FOR BULK SOLUTION and have a yield of at least 125 grams each, then SCIOS NOVA shall make one of the following payments to BC based on when SCIOS NOVA received the final shipment of the three batches from DEVELOPMENT PHASE II:

[*****]

Recognizing that delivery of BULK SOLUTION from DEVELOPMENT PHASE II and batch records to SCIOS NOVA after [*****] will prevent SCIOS NOVA from achieving its development timelines, the parties agree that SCIOS NOVA shall have the option

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whether to accept and pay [*****] for any batch that is delivered after [*****]. In addition, if the COMMERCIAL PRICE proposed by BC under Article 5.5 is more than the REVISED TARGET PRICE, then the amount otherwise payable by SCIOS NOVA under this Article 5.3 shall be [*****]; provided, however, that such reduction shall not apply if the COMMERCIAL PRICE is higher than the REVISED TARGET PRICE due to the fact that the average fermentation yield of the 3 batches (each yielding at least 125 grams) at the 3000 liter scale (as provided in Article 5.2(f)) is less than the fermentation yield from the 150 liter scale provided by BC under Article 1.1(e).

5.4
Third Party Testing. If SCIOS NOVA rejects the material from any of the three batches as not meeting the SPECIFICATIONS FOR BULK SOLUTION, and if the first results of BC conflict, a sample of such shipment shall be submitted for testing to a qualified independent laboratory mutually agreed on by the parties, and such test results shall control. Fees and expenses of the laboratory will be paid by the party against whom the finding is made.

5.5
Setting Commercial Price. Within 60 days of delivery of the final DEVELOPMENT PHASE II shipment to SCIOS NOVA in accordance with Article 5.3, the parties shall endeavor to establish by mutual agreement (a) the COMMERCIAL PRICE to be charged for BULK SOLUTION produced under Article 6 by BC for SCIOS NOVA and (b) any revision to the SPECIFICATIONS FOR BULK SOLUTION and to the Standard Operating Procedure for the 3,000 liter PROCESS. The agreement of the parties concerning these matters shall be memorialized in a written addendum to be attached to and become part of this Agreement. The agreement on these matters shall thereafter apply between the parties for the duration of this Agreement or until revised by mutual agreement.

5.6
Regulatory Documents. If the BULK SOLUTION manufactured in DEVELOPMENT PHASE II has been found by SCIOS NOVA to meet the SPECIFICATIONS FOR BULK SOLUTION, yield the minimum quantity of BNP, and the parties have agreed on the COMMERCIAL PRICE and SPECIFICATIONS as per Article 5.5, then BC shall also use its best efforts and provide the necessary resources to prepare and either deliver to SCIOS NOVA or file directly, as appropriate, the following materials written in the English language concerning the manufacture of BULK SOLUTION for use by SCIOS NOVA in seeking regulatory approval for NATRECOR:

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all site relevant documents necessary to the filing of an IND amendment by SCIOS NOVA to support the testing of BNP produced by BC in human clinical trials shall be filed or delivered to SCIOS NOVA within 30 days of the setting of the COMMERCIAL PRICE under Article 5.5.

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all site relevant documents necessary to support an Establishment License Application (ELA) (which may include BC filing a PLA concurrently with SCIOS NOVA). The parties shall coordinate their efforts with the other regulatory filings that will be necessary to determine in which countries an ELA (or equivalent filing or PLA by BC) shall be filed in addition to filings with the United States FDA, and consult with each fully concerning the content and scope of all filings to be made related to BC’s manufacture of BULK SOLUTION. If the parties determine that BC should make any filing directly, then a full copy of each such filing and any subsequent amendments shall be provided to SCIOS NOVA simultaneous with its

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filing by BC.

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all relevant information and documents relating to the process for the production of BULK SOLUTION that is needed for SCIOS NOVA to prepare the Chemical Manufacturing Control section of the Product License Application or New Drug Application (PLA/NDA), whichever is required to be filed with, and meeting the standards of the United States FDA.

5.7
Payment for Regulatory Documents. Upon the complete delivery to SCIOS NOVA of all documentation described in Article 5.6 necessary for filings with, and meeting the standards of, the United States FDA for an ELA, and PLA/NDA for NATRECOR, SCIOS NOVA shall pay [*****] to BC.

5.8
Timing. The payments specified in Articles 5.3 and 5.6 shall be made within 30 days of completion of the delivery to SCIOS NOVA of the specified items by BC and confirmation that the relevant specifications have been met.

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6.	Commercial Phase

6.1
Terms. As provided in Article 5.5, at the conclusion of DEVELOPMENT PHASE II the parties shall have established and documented by mutual agreement certain key matters, including, (a) the Standard Operating Procedure for the 3,000 liter PROCESS, (b) any revision to the SPECIFICATIONS FOR BULK SOLUTION, (c) any revision to the BNP SPECIFICATIONS, and (d) the COMMERCIAL PRICE.

6.2
Future Orders. After DEVELOPMENT PHASE II, future orders will be initiated by written purchase order from SCIOS NOVA and the manufacture, delivery, acceptance and purchase of all such orders shall be governed by the provisions of this Article 6, and the other applicable provisions of this Agreement. Process validation shall be fully performed by BC with SCIOS NOVA’s input prior to regulatory approval. Assuming successful clinical trials, SCIOS NOVA’s current goal is to file prior to December 31, 1997 an NDA application with the United States FDA for approval to market BNP in the United States.

6.3
Price. Subject to Article 6.9(e), (which applies after regulatory approval has been obtained), the price to SCIOS NOVA for BULK SOLUTION produced by BC after DEVELOPMENT PHASE II shall be the COMMERCIAL PRICE that the parties established under Article 5.5. Such price shall be valid until [*****]. In the event the 5 calendar year term as per Article 10.1 shall not have ended at that time, the COMMERCIAL PRICE shall be revised by mutual agreement of both parties for the remaining term of this Agreement taking into consideration BC’s cost development, and BC’s and SCIOS NOVA’s respective profitability related to BNP. If the parties are unable to agree on a revision to the COMMERCIAL PRICE, shipments shall nonetheless continue and initially be paid for at the COMMERCIAL PRICE, with a retroactive adjustment upon a determination by the arbitrators under Article 13.3 setting the revised COMMERCIAL PRICE to apply for the remainder of 5 calendar years. Payment for deliveries of BNP shall be based on the net quantity of BNP meeting the BNP SPECIFICATIONS that is contained in a shipment of BULK SOLUTION as determined initially by BC using methods consistent with applicable regulatory requirements and guidelines, and with the methods described in the then current ELA and PLA/NDA filings related to NATRECOR. The quantity shipped shall be subject to confirmation by SCIOS NOVA under Article 6.5. If there is a disagreement about the quantity shipped of [*****], then the parties shall confer and attempt to resolve the matter. If the parties are unable to resolve the matter, then it will be submitted to a qualified independent laboratory mutually agreed by the parties, and the determination of such laboratory shall control. Fees and expenses of such laboratory will be paid by the party against whom the finding is made.

6.4
Forecasts and Coordination. In order to assist BC in planning for and meeting SCIOS NOVA’s requirements for BULK SOLUTION, SCIOS NOVA agrees to: (a) keep BC informed on a regular basis with respect to its long-range development plans for NATRECOR, and notify BC promptly of any developments expected to substantially impact SCIOS NOVA’s future BULK SOLUTION requirements; (b) provide BC on a quarterly basis, beginning in [*****], with non-binding, good faith, rolling forecasts of its supply requirements and dates it anticipates requiring delivery in the ensuing twelve months; and (c) provide BC with firm orders at least [*****] prior to scheduled delivery date.

In addition, in order to ensure a high level of communication between the parties, SCIOS

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NOVA and BC agree, beginning after completion of DEVELOPMENT PHASE II, to meet not less frequently than bi-annually during the term of this Agreement to discuss issues relating to the supply of BULK SOLUTION. Subject to SCIOS NOVA’s compliance with the foregoing lead times, during the term of this Agreement BC is committed and prepared to supply up to [*****] of SCIOS NOVA’s forecasted purchases of BNP in BULK SOLUTION.

6.5
Acceptance and Payment. Acceptance of delivery and payment for all orders will be subject to release testing and acceptance by SCIOS NOVA for conformity with the then current SPECIFICATIONS FOR BULK SOLUTION. SCIOS NOVA will be invoiced upon shipment of BULK SOLUTION, with a summary of BC’s results of analysis against the SPECIFICATIONS FOR BULK SOLUTION, and [*****] after receipt of such items (in order to allow time for release testing of each batch by SCIOS NOVA). SCIOS NOVA may reject within [*****] after receipt of any batch of BULK SOLUTION that fails to meet the then current SPECIFICATIONS FOR BULK SOLUTION. If test results of BC and SCIOS NOVA conflict with respect to a given shipment, a sample of such shipment shall be submitted for testing to a qualified independent laboratory, mutually agreed upon by the parties, and such test results will control. Fees and expenses of the laboratory will be paid by the party against whom the findings were made.

6.6
Risk of Loss. Deliveries of each lot or portion thereof will be CIP SCIOS NOVA’s facility in Mountain View, CA, or if directed by SCIOS NOVA, its third party fill and finish contractor or marketing partner.

6.7
Marketing Partner(s). SCIOS NOVA currently intends to market NATRECOR in territories outside the United States and Canada through partners. BC agrees to supply BULK SOLUTION to such partner(s) on terms comparable to those set forth herein if SCIOS NOVA determines not to supply NATRECOR to such partner(s) via SCIOS NOVA.

6.8
Access to Plant. SCIOS NOVA shall have reasonable access to BC’s facility at all times that BC is manufacturing BULK SOLUTION for the purpose of monitoring BC’s activities under this Agreement. During such visits SCIOS NOVA personnel shall be observers and shall not have the authority to direct the operations of BC’s personnel. BC shall keep SCIOS NOVA reasonably informed concerning BC’s manufacturing schedule and facilitate such access. Following the agreement of the parties under Article 4.1, changes to the 3,000 liter PROCESS are to be agreed upon in writing by both parties prior to implementation.

6.9	Understanding on Quantity and Shipment. In the commercial production phase under this Article 6, the following shall apply unless otherwise agreed by the parties:

(a)	The minimum quantity per BC production campaign shall be [******] of BNP in BULK SOLUTION.

(b)	BC shall be under no obligation to deliver more than [******] of BNP in BULK SOLUTION per calendar year or portion thereof.

(c)	The minimum quantity to be purchased by SCIOS NOVA over the life of this Agreement shall be an aggregate of 25 kg of BNP in BULK SOLUTION.

(d)	Each shipment of BULK SOLUTION to SCIOS NOVA, or a designee, shall contain a quantity of BNP representing an invoice value of less than [******] under this

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Agreement.

(e)	The COMMERCIAL PRICE established under Articles 5.5 and 6.3 is based on SCIOS NOVA purchasing a minimum of

•	[******] of BNP in BULK SOLUTION in each full calendar year of the 5 calendar years’ term under Article 10.1; and

•	25 kg of BNP in BULK SOLUTION in the aggregate during such 5 calendar years’ term starting with the January 1 after first delivery of commercial quantities.

If SCIOS NOVA purchases less than such yearly or total minimum quantities, then SCIOS NOVA shall pay to BC a surcharge determined by multiplying (x) the amount, if any, obtained by subtracting (i) the quantity of BNP that SCIOS NOVA actually purchased in that period from (ii) the applicable minimum for that period stated above by (y) [******] of the COMMERCIAL PRICE. BC shall invoice SCIOS NOVA for any shortfall within 1 month after the end of such term and payment shall be due from SCIOS NOVA within 30 days of receipt of the invoice. For purposes of this Article 6.9 (e), SCIOS NOVA’s purchases of BNP in the Commercial Phase prior to January 1 after first delivery of commercial quantities in order to build inventory shall be counted against the [******] quantity for the first calendar year in the 5 calendar year term that begins after the first delivery of commercial quantities by BC (Articles 10.1).

6.10
Comprehensive Agreement.  After DEVELOPMENT PHASE II the parties may elect to enter into the COMPREHENSIVE AGREEMENT as an updated statement reflecting the terms of this Agreement, including Article 6.1 through 6.9, Article 7, Article 8, and Article 10, and such additional terms as they may then deem to be reasonable and customary in such agreements. The COMPREHENSIVE AGREEMENT would consolidate in one document all of the aspects of the parties’ relationship, perhaps to make it easier for a SCIOS NOVA marketing partner or various regulatory authorities to more easily understand the commitments of the parties. However, if the parties elect to conduct DEVELOPMENT PHASE II and have agreed on the items described in Article 4.1, then this current Agreement is intended by the parties as their binding commitment to one another until such time, if ever, as the COMPREHENSIVE AGREEMENT is finalized, at which time the COMPREHENSIVE AGREEMENT will supersede this Agreement. Each of BC and SCIOS NOVA will exercise good faith and reasonable best efforts to conclude the COMPREHENSIVE AGREEMENT within 90 days after SCIOS NOVA gives notice that it believes the COMPREHENSIVE AGREEMENT is needed to secure a marketing partner for NATRECOR or to clarify matters for any regulatory authority. In specific reliance upon the understandings indicated above, SCIOS NOVA has engaged BC to conduct DEVELOPMENT PHASE I which in turn may lead to DEVELOPMENT PHASE II as per Article 5.

7.	Regulatory

7.1
Compliance.  SCIOS NOVA intends to use BULK SOLUTION produced in DEVELOPMENT PHASE II to produce its product NATRECOR for large-scale, pivotal clinical trials in humans. BULK SOLUTION produced in the commercial phase will be

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used to produce NATRECOR for sale as a pharmaceutical agent throughout the world, wherever regulatory approval has been obtained. Accordingly, BC agrees that beginning with the three production runs to be performed using the 3,000 liter PROCESS in DEVELOPMENT PHASE II and for all production runs thereafter, all BULK SOLUTION will be manufactured, tested, stored, and shipped by BC in accordance with the then current Good Manufacturing Practices Regulations as interpreted by the United States FDA and relevant regulatory agencies in other major countries, as well as other applicable regulatory requirements of the United States FDA, which are not otherwise specifically described in the Good Manufacturing Practices. Once the ELA, BC’s PLA (if any), and/or SCIOS NOVA’s PLA/NDA have been filed, then BC agrees that all BULK SOLUTION shall also be manufactured, tested, stored and shipped in accordance with the then current version of such regulatory documents. As manufacturer of BULK SOLUTION, BC will promptly provide all assistance reasonably requested by SCIOS NOVA to secure and maintain regulatory approval for NATRECOR, and BC shall make all regulatory filings and provide to SCIOS NOVA all information concerning the manufacture of BULK SOLUTION by BC, that may be necessary or advisable in order for SCIOS NOVA or its licensees to obtain approval to market BNP in any country, and SCIOS NOVA shall have full access, and the right to review and copy all such filings, including, but not limited to, the following:

(i)     BC will prepare, maintain and give SCIOS NOVA’s regulatory and quality personnel access to all batch records, and provide copies to SCIOS NOVA upon reasonable request;

(ii)    BC will file and keep current (including filing of all annual updates) the portions of the ELA or DMF relating to the manufacturing of BULK SOLUTION being performed by BC (the filing date will be agreed upon by BC and SCIOS NOVA based on the schedule for the PLA/NDA filing);

(iii)   BC will cooperate with SCIOS NOVA regarding product marketing application requirements to demonstrate the consistency of the characteristics of BULK SOLUTION, from lot to lot, and of the purity profile of the BULK SOLUTION from lot to lot. BC will also cooperate with SCIOS NOVA and perform the activities necessary to assure that all validation requirements are met on a timely basis;

(iv)   SCIOS NOVA will be permitted to inspect BC’s facility, at reasonable times and at least annually, and, upon advance notice, to be present during manufacture and to be present during regulatory inspections;

(v)    BC will notify SCIOS NOVA of all regulatory inspections and provide SCIOS NOVA with copies of all significant correspondence to or from the United States FDA (e.g., Section 483 letters, warning letters and BC’s responses) and with any comparable regulatory agency in another country; and

(vi)   BC will notify SCIOS NOVA in writing at least 30 days in advance of any proposed modification to those portions of its facility or organization that are involved in the manufacture of BULK SOLUTION, consider all concerns that SCIOS NOVA may express in writing about the impact of such changes on regulatory compliance and production timing, minimize the negative impact of such changes on BC’s methods and schedule for production of BULK SOLUTION (including obtaining advance regulatory approval of the change), and promptly prepare and file

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any such amendments to the regulatory filings related to the BULK SOLUTION which need to be amended.

Compensation for all such services is included in the price to be charged by BC under Article 6.3.

8.	Back-up Supplier: Licenses

8.1
Alternate Supplier.  In order that SCIOS NOVA is not dependent on a single supplier of BULK SOLUTION and recognizing that regulatory requirements dictate that all BULK SOLUTION utilized by SCIOS NOVA should be manufactured by the same process, BC agrees that beginning in 1998 and pursuant to Article 8.2, SCIOS NOVA may itself use, or have another supplier use, the 150 liter PROCESS or the 3,000 liter PROCESS to produce annually the quantity of BULK SOLUTION that is necessary to yield [*****] of BNP. In addition to the foregoing, in the event BC fails for any reason, including without limitation, a force majeure event described in Article 14.6, to deliver BULK SOLUTION to SCIOS NOVA for a continuous period of 120 days, then SCIOS NOVA shall have the right to make or have made all of its requirements of BULK SOLUTION for the duration of BC’s inability to supply.

8.2
Access to Process; Royalties.  To permit SCIOS NOVA to manufacture BULK SOLUTION itself or arrange for such an alternate supplier, BC does hereby grant to SCIOS NOVA a license to use and to allow such alternate supplier to use the 3,000 liter PROCESS and the 150 liter PROCESS solely to make or have made BULK SOLUTION. Such license shall be royalty-free when it is exercised under Article 8.1 due to BC’s inability to supply. When exercised under Article 8.2 or when exercised under Article 8.1 so that SCIOS NOVA may establish an alternate supplier even though BC is able to supply SCIOS NOVA’s needs, such license shall bear a royalty of [*****] of SCIOS NOVA’s net sales of NATRECOR that has been produced by using BC KNOWHOW or BC PATENT RIGHTS. The license shall be irrevocable except for a termination under Article 10.5 based on SCIOS NOVA’s material breach or SCIOS NOVA becoming insolvent or going into liquidation where such insolvency or liquidation is not withdrawn within 90 days. To implement the foregoing license, promptly after setting the COMMERCIAL PRICE as per Article 5.5, BC will take all steps necessary to disclose all details concerning the 3,000 liter PROCESS and 150 liter PROCESS to SCIOS NOVA in order to enable SCIOS NOVA itself to manufacture BULK SOLUTION pursuant to this provision. BC shall not be required to make available members of its staff for face-to-face meetings with SCIOS NOVA for more than 100 person hours in the aggregate. SCIOS NOVA shall reimburse BC for reasonable travel, living, other out-of-pocket expenses, and for the work at the rates incurred by BC in providing assistance to SCIOS NOVA under this paragraph.

9.	Investment in Specific Equipment

9.1
Investment.  In order to manufacture BULK SOLUTION in DEVELOPMENT PHASE II, BC will invest in planning, purchasing and installing of specific equipment, such activities and equipment to be listed in Annex 6 to this Agreement as investment. Any such equipment shall be ordered by BC and any such construction activity shall be started not later than [*****].

BC’s investment under this Article, including BC’s internal and external planning cost, specific equipment and installation thereof shall not exceed [*****] in the aggregate

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without SCIOS NOVA’s prior written approval.

Subject to Article 9.3, full and unencumbered title to all such investment by BC under Article 9.1 shall at all times be with BC.

9.2
Identification of Cost and Payment. BC agrees to notify SCIOS NOVA in writing of the actual cost of BC’s investment under Article 9.1 not later than [*****]. BC’s notification shall be accompanied by BC’s invoice and by copies of the respective third parties’ invoices for any work and delivery performed and BC’s internal activity-report and charges according to BC’s accounting guidelines. [*****]

9.3	Effects of Termination on Investment. The termination of this Agreement shall not affect SCIOS NOVA’s obligation to reimburse BC’s investment as per Article 9.1 and 9.2.

Upon a termination before the first purchase of BULK SOLUTION in the COMMERCIAL PHASE as per Article 6:

[*****]

■	BC shall credit SCIOS NOVA with the amount of [*****], provided such amount had been reimbursed by SCIOS NOVA for the [*****] as detailed in item 1 of Annex 6 as per Article 9.2.

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10.	Term and Discontinuance

10.1
Term. Unless earlier terminated pursuant to the provisions of this Article 10, this Agreement shall remain in full force and effect for 5 calendar years following the January 1st after the first delivery of commercial quantities by BC to SCIOS NOVA under Article 6 or until this Agreement is superseded by the COMPREHENSIVE AGREEMENT.

10.2
Termination after DEVELOPMENT PHASE I. Pursuant to Article 4.1, the parties shall determine whether or not to proceed to DEVELOPMENT PHASE II after reviewing the results of DEVELOPMENT PHASE I. If SCIOS NOVA elects not to continue to DEVELOPMENT PHASE II and to terminate the Agreement even though BC has proposed a REVISED TARGET PRICE that is not higher than the TARGET PRICE and BC has otherwise succeeded in the goals of DEVELOPMENT PHASE I, then SCIOS NOVA shall pay to BC (in addition to any payments due under Article 3) a cancellation fee equal to [*****] of the charge under Article 3.3 for the DEVELOPMENT PHASE I work. In all other cases (i.e., if SCIOS NOVA terminates after BC has proposed a REVISED TARGET PRICE under Article 5.2 that is higher than the TARGET PRICE or after the goals of DEVELOPMENT PHASE I are not met or if BC elects to terminate under any circumstances), then no additional payment shall be due from SCIOS NOVA to BC.

10.3
Termination after DEVELOPMENT PHASE II. If the COMMERCIAL PRICE as proposed by BC under Article 5.2 is higher than the REVISED TARGET PRICE and the parties are unable to agree under Article 5.5 on a COMMERCIAL PRICE and on the other terms specified in Article 5.5, then either party may terminate this Agreement without additional payment.

10.4
Termination for NATRECOR Results. SCIOS NOVA may also terminate this Agreement any time during or after DEVELOPMENT PHASE II if it believes the clinical results for NATRECOR warrant such termination so that SCIOS NOVA finally decides not to market directly or indirectly NATRECOR. In the event SCIOS NOVA so terminates this Agreement after giving notice to BC to commence DEVELOPMENT PHASE II, then SCIOS NOVA shall pay to BC (in addition to any payments due under Articles 3) a cancellation fee equal to [*****] of the cost that SCIOS NOVA previously paid to BC for the DEVELOPMENT PHASE I work.

10.5
Termination for Breach. Either party may terminate this Agreement upon a material breach by the other party which goes uncured for more than 30 days after receipt of written notice identifying the alleged breach. In the event BC terminates this Agreement upon a material breach by SCIOS NOVA that occurs prior to SCIOS NOVA having purchased 25 kg of BNP or alternatively paid for any shortfall per Article 6.9(e), then BC shall have the right to revoke the license granted under Article 8 by notice given to SCIOS NOVA at the time of notice of the termination for breach.

10.6
Termination for Third Party Patent. If a party receives a claim that a third party patent on BNP would be infringed by BC’s manufacture of BNP for SCIOS NOVA under this Agreement, the parties shall attempt to agree on a strategy to respond to such claim. If the parties are unable to agree within 90 days, then notwithstanding the obligations of the parties in Article 11.4, either party may terminate this Agreement effective upon 60 days notice to the other party.

In the event such termination shall be based upon a claim of a third party, alleging

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infringement based on the structure of BNP or the fact that BC is manufacturing BNP, then SCIOS NOVA shall pay to BC a cancellation fee equal to [*****] of the cost that SCIOS NOVA previously paid to BC for the DEVELOPMENT PHASE I work.

In the event of a termination under this Article 10.6, the license to SCIOS NOVA under Article 8 shall be deemed to have been granted under Article 8.2 and bear the 1% royalty set forth in Article 8.2.

10.7	Notice. Each party shall give notice to the other of any discontinuance or breach by registered air mail letter or air courier.

10.8
Survival of Certain Obligations. Termination shall not affect any right or obligation previously accrued. In addition, Article 4.3, Article 7, Article 8, Article 9, Article 11, Article 12, Article 13 and Article 14 shall survive and continue to have effect following any termination of this Agreement.

11.	Intellectual Property

11.1
General. Recognizing: (a) that SCIOS NOVA has developed SCIOS NOVA KNOWHOW and holds the SCIOS NOVA PATENT RIGHTS; (b) that SCIOS NOVA will contribute to BC to develop the 150 liter PROCESS and the 3,000 liter PROCESS; and (c) that in the course of developing the 150 liter PROCESS and 3,000 liter PROCESS BC may develop the BC KNOWHOW and the BC PATENT RIGHTS, the parties agree as follows concerning intellectual property matters.

11.2
License to BC. SCIOS NOVA hereby grants to BC a non-exclusive, non-transferable license to use SCIOS NOVA KNOWHOW and SCIOS NOVA PATENT RIGHTS solely for the purpose of manufacturing BNP for SCIOS NOVA as provided in this Agreement. The license granted under this Article 11.2 should automatically terminate upon the expiration or termination of this Agreement.

11.3
BC Ownership, License to Scios Nova. BC shall own the BC KNOWHOW and BC PATENT RIGHTS. Pursuant to Article 4 and Article 8 BC has granted to SCIOS NOVA certain licenses to use or to authorize others to use any of the of the BC KNOWHOW or BC PATENT RIGHTS solely for the purpose of manufacturing BNP pursuant to SCIOS NOVA’s exercise of its rights in accordance with such articles.

11.4
Third Party Claims. With respect to any third party claims for infringement of intellectual property (I) SCIOS NOVA shall indemnify and hold harmless BC to the extent the claim alleges infringement based on the structure of BNP or the fact that BC is manufacturing BNP and (ii) BC shall indemnify and hold harmless SCIOS NOVA to the extent the claim alleges infringement based on the specific process and methods of fermentation or manufacturing when utilized by BC and only to the extent such claim is based on BC KNOWHOW.

11.5
Non-Use. Recognizing that the transfer by SCIOS NOVA of SCIOS NOVA KNOWHOW constitutes a disclosure of valuable proprietary information of SCIOS NOVA and also that it may be difficult to separate SCIOS NOVA KNOWHOW from BC KNOWHOW, BC agrees that during the term of this Agreement BC shall not undertake a project involving the manufacture of a BNP COMPOUND without first obtaining the written approval of SCIOS NOVA.

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11.6	Allowed Use. SCIOS NOVA acknowledges and agrees that BC shall be free to:

•
Manufacture any compound other than a BNP COMPOUND at any time using the BC KNOWHOW and/or BC PATENT RIGHTS, if such manufacture can be done without infringing or using any of the SCIOS NOVA PATENT RIGHTS or SCIOS NOVA KNOWHOW falling within the scope of Article 12;

•
Manufacture a BNP COMPOUND for itself or third parties following any termination of this Agreement to the extent such manufacture will not infringe SCIOS NOVA PATENT RIGHTS or SCIOS NOVA KNOWHOW being covered by Article 12.

The foregoing shall not be deemed to grant BC any right in the continued use of SCIOS NOVA KNOWHOW or SCIOS NOVA PATENT RIGHTS after the term of this Agreement.

12.	Secrecy and Non-Use

12.1
General.  Each party shall keep strictly secret and use solely for the purposes described or authorized herein any CONFIDENTIAL INFORMATION it may receive from the other party through the activities described in this Agreement. Except as may be required by law or for SCIOS NOVA to secure a licensee for BNP, neither party may discuss the terms of this Agreement without the prior approval of the other party.

12.2	Exclusions. Such secrecy and non-use obligations shall not apply to any facts which

■	are or will be part of the public domain without breach of these secrecy provisions;

■	is already in the receiving parties possession at the time of receipt; or

■	will be made available to a party through a third party who has not breached an obligation of confidentiality in so doing.

12.3	Non-exclusion. Information which is specific shall not be excluded from a secrecy and non-use obligation when it is in general form in the public domain or being made available to the receiving party.

12.4	Term. These secrecy and non-use obligation shall be enforced for the term of this Agreement and 10 years thereafter.

12.5
Outside Patent Counsel.  BC shall be free to disclose the SCIOS NOVA KNOWHOW solely to BC’s patent advisors, including those in BC’s affiliated company [*****], provided such advisors are subject to the same obligations of secrecy and non-use as set out in this Article 12 and such disclosure is made and used solely for the purpose of BC obtaining patent advice to implement the purposes of the Agreement.

13.	Interpretation and Jurisdiction

13.1
No Agency.  This Agreement shall not be interpreted as a contract of association or agency and, except as specifically set forth herein, the parties shall be under no obligation to enter into any further agreement or to make available to each other any CONFIDENTIAL INFORMATION.

13.2	Governing Law. This Agreement shall be governed by the laws of Switzerland.

13.3	Dispute Resolution. Any dispute arising out of this Agreement shall be finally settled by

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arbitration according to the Rules of Conciliation and Arbitration of the International Chamber of Commerce headquartered in Paris, France. The arbitration shall be effected by 3 arbitrators to be appointed according to said rules and the arbitration shall be held in Geneva, Switzerland in the English language.

14.	Miscellaneous

14.1
Assignment.  Neither party may assign its obligations under this Agreement without the written consent of the other party, except that (a) either party shall assign its rights and obligations to a third party which merges with or otherwise acquires substantially all of its assets; and (b) SCIOS NOVA may assign its rights and obligations to a third party which acquires rights to distribute NATRECOR.

14.2	Entire Agreement. This Agreement sets forth the entire Agreement of the parties, relating to the subject matter hereof, and supersedes all prior understandings.

14.3
Notices.  Any notices under this Agreement shall be in writing and may be transmitted personally, by telefax, mail or courier. Notices shall be deemed to have been given upon receipt. Until changed by further notice from one party to another, the following address shall be used for Notices under this Agreement:

If to SCIOS NOVA:

2450 Bayshore Parkway
Scios Nova Inc.
Mountain View, CA 94043
Telefax:    01-415-962-5816
Attention: General Counsel

If to BC:

Biochemie Gesellschaft m.b.H.
A-6250 Kundl/Austria
Telefax:    0043-5338-8828
Attention: General Counsel

14.4
Waiver.  Should either party fail to enforce any provision of this Agreement or fail to exercise or waive any right with respect thereto, such failure shall not be deemed a waiver or continuing waiver of its rights to enforce such provision or any other provisional right.

14.5
Further Assurances.  From time to time, either SCIOS NOVA or BC shall, at the request of the other party, take or cause to be taken, such other actions as the other party may reasonably deem necessary or desirable in order to carry out the transactions contemplated by this Agreement.

14.6
Force Majeure.  No failure or omission by a party hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor creating a liability, if the same shall arise from any cause or any causes beyond the control of the party, including, but not limited to, the following, which, for the purposes of this Agreement, shall be regarded as beyond the control of the party in question: acts of God; acts or omissions of any government; any rules, regulations or orders issued by governmental authority or by any officer, department, agency of instrumentality thereof;

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fire, storm; flood; earthquake; accident; war; rebellion; insurrection; riot; invasion; strikes and lockout. Performance shall be excused only for the duration of such an event and upon cessation of the cause of non-performance the party whose performance has been delayed shall promptly resume performance and use all reasonable efforts to make up time lost in the delay. If the delay in performance shall extend for more than [*****] days, then the party whose performance is not being delayed may terminate this Agreement by notice to the other or SCIOS NOVA may exercise its rights under Article 8.1.

14.7
Currency. The parties have selected the German Deutsche Mark (abbreviated DM) as the currency for all payments under this Agreement and all payment amounts expressed herein are intended to be references to the Deutsche Mark.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

SCIOS NOVA INC., a Delaware Corporation		BIOCHEMIE Gesellschart m.b.H.

By:	/s/ Richard L. Casey	By:	/s/ Signature Illegible	/s/ Dr. F. Nachtmann
Its:	Chairman and CEO	Its:	President and CEO	Director New Business Development

List of Annexes:

Annex 1 BNP SPECIFICATIONS
Annex 2 SPECIFICATIONS FOR BULK SOLUTION
Annex 3 Details 10 liter PROCESS per Article 1.19
Annex 4 Samples and tests to be provided from DEVELOPMENT PHASE I and Development Phase II
Annex 5 Description of BC’s DEVELOPMENT PHASE I effort and charges
Annex 6 Investment in Equipment
Annex 7 Chromatography Filling Materials

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Annex 1

SPECIFICATIONS FOR HUMAN BRAIN NATRIURETIC
PEPTIDE (1-32)

[*****]

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Annex 2

SPECIFICATIONS FOR BULK SOLUTION

[*****]

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Annex 3

SCIOS NOVA DELIVERABLES (Details of 10 liter PROCESS as per Article 1.19)

[*****]

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Annex 4

SAMPLES AND TESTS TO BE PROVIDED FROM DEVELOPMENT
PHASE I AND DEVELOPMENT PHASE II

[*****]

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Annex 5

DESCRIPTION OF BC’S DEVELOPMENT PHASE I EFFORT AND CHARGES
All rates are given in DM/hour

[*****]

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Annex 6

INVESTMENT IN EQUIPMENT

[*****]

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Annex 7

CHROMATOGRAPHY FILLING MATERIALS

[*****]

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FIRST ADDENDUM
to the BNP Agreement (1995)
entered into as of November 17, 1995

entered into as of April 30, 1996 by and between

SCIOS INC.
2450 Bayshore Parkway
Mountain View, CA 94043/USA

and

BIOCHEMIE Gesellschaft mbH
A-6250 Kundl/Austria

WHEREAS, BIOCHEMIE Gesellschaft mbH (hereinafter “BC”) and Scios Nova Inc. entered into the BNP AGREEMENT (1995) as of November 17, 1995 (the “Agreement”).
WHEREAS, Scios Nova Inc. subsequently changed its name to Scios Inc. (hereinafter “Scios”).
WHEREAS, BC and Scios wish to amend the Agreement to document their agreements on the following matters: (1) their agreement on four items as specified in article 4.1 of the Agreement; (2) their agreement that Development Phase H shall be conducted by BC; and (3) their agreement according to article 2.5 of the Agreement that BC shall perform lyophilization of the BULK SOLUTION and ship BNP in solid form to Scios.

The parties hereto agree as follows:

1.     Definitions

Capitalized terms used herein shall have the meaning given to them in the Agreement unless otherwise defined herein. All references To “Scios Nova” in the Agreement shall be deemed to be references to Scios.

2.   Analysis and discussion as per article 4.1

a.	BNP SPECIFICATIONS

The BNP SPECIFICATIONS remain unchanged and shall be as set forth in Annex 1 to the Agreement.

b.	SPECIFICATIONS FOR BULK SOLUTION

The SPECIFICATIONS FOR BULK SOLUTION remain unchanged and shall be as set forth in Annex 2 to the Agreement. Based on the changes below to incorporate lyophilization into the manufacturing process to be performed by BC in DEVELOPMENT PHASE II and thereafter, the SPECIFICATIONS FOR BULK SOLUTION now have application primarily to the DEVELOPMENT PHASE I work.

c.	SOP FOR 3000 liter PROCESS

The standard operating procedure to be used for the 3000 liter PROCESS in DEVELOPMENT PHASE II and thereafter has been agreed on in a separate document which will be signed by both parties.

d.	REVISED TARGET PRICE

[*****]

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3.     Agreement on DEVELOPMENT PHASE II (3000 liter PROCESS)

The parties agree that DEVELOPMENT PHASE II shall be conducted by BC according to the terms of article 5 of the Agreement.

4.     Agreement on lyophilization

a.     New Definitions

Article 1 is hereby amended by adding the following definitions to the Agreement:

“1.22 BULK LYOPHILIZED BNP means lyophilized BNP that meets the SPECIFICATIONS FOR BULK LYOPHILIZED BNP.”

“1.23 SPECIFICATIONS FORBULK LYOPHILIZED BNP shall mean the specifications set forth in Annex 8 which shall be used beginning in Development Phase II. Annex 8 may be updated by mutual agreement of the parties at the end of DEVELOPMENT PHASE II. Such a revision shall take into account the then current requirements of the characteristics for proteins manufactured by recombinant means.

b.     Lyophilization

The parties agree that BC shall perform during DEVELOPMENT PHASE II and the commercial phase as per article 6 of the Agreement the lyophilization of the BULK SOLUTION to obtain BULK LYOPHILIZED BNP that meets the SPECIFICATIONS FOR BULK LYOPHILIZED BNP. The 3000 liter PROCESS shall include the process for lyophilization to be developed by BC.

c.     Amendment of article 5.3

To allow time for the lyophilization work to be performed by BC, Article 5.3 of the Agreement is hereby amended to read as follows:

“5.3
Assessment of DEVELOPMENT PHASE II and Payment. SCIOS shall promptly assay the BULK LYOPHILIZED BNP produced in DEVELOPMENT PHASE II for conformity with the SPECIFICATIONS FOR BULK LYOPHILIZED BNP and provide the results of its analysis to BC. If three batch runs produce BULK LYOPHILIZED BNP that satisfies the SPECIFICATIONS FOR BULK LYOPHILIZED BNP and have a yield of at least 125 grams BNP each, then SCIOS shall make one of the following payments to BC based on when SCIOS received the final shipment of the three batches from DEVELOPMENT PHASE II:

[*****]

d.     Amendment of article 5.7 of the Agreement

Article 5.7 of the Agreement is hereby amended to read in its’ entirety as follows:

“5.7
Payment for Regulatory Documents. Upon the complete delivery to SCIOS of all documentation described in Article 5.6 necessary for filings with, and meeting the standards of the United States FDA for an ELA, and PLA/NDA for NATRECOR, SCIOS shall pay to BC, [*****]”

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e.   References to BULK SOLUTION

The following references to BULK SOLUTION in the Agreement shall hereafter be deemed to be references to BULK LYOPHILIZED BNP: Whereas clauses 3, 5, & 6, articles 1.2, 1.3, 1.8, 1.15, 1.16, 1.21, 5.2, 5.5, 5.6, 6.3, 6.4, 6.5, 6.7, 6.8, 6.9 (all paragraphs), 7.1, 8.1, 8.2, 9.1, and 9.3.

f.   References to SPECIFICATIONS FOR BULK LYOPHILIZED BNP

The following references to SPECIFICATIONS FOR BULK SOLUTION in the Agreement shall hereafter be deemed to be references to SPECIFICATIONS FOR BULK LYOPHILIZED BNP: articles 5.4, 5.5, 5.6, 6.1 and 6.5.

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IN WITNESS WHEREOF, the parties have executed this Addendum, which shall form an integral part of the Agreement and shall come into force as of April 30, 1996.

SCIOS INC., a Delaware corporation		BIOCHEMIE Gesellschaft m.b.H.

By:	/s/ Armin H. Ramel	By: /s/ Dr. W. Killiches	By: /s/ Dr. F. Nachtmann
Name: Armin H. Ramel		Name: Dr. W. Killiches	Dr. F. Nachtmann
Its: Vice President of Product Development		Its: General Counsel	Director New Business Development

Attachment: Annex 8—SPECIFICATIONS FOR BULK LYOPHILIZED BNP

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Annex 8
SPECIFICTIONS FOR BULK LYOPHILIZED BNP

[*****]

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SECOND ADDENDUM
to the BNP Agreement (1995)
entered into as of November 17, 1995 and
amended as of April 30, 1996

entered into as of September 30, 1997 by and between

Scios Inc.
2450 Bayshore Parkway
Mountain View, CA 94043/USA
(hereinafter referred to as “SCIOS”)

and

BIOCHEMIE GmbH
Biochemiestraße 10, A-6250 Kundl
(hereinafter referred to as “BC”)

WHEREAS, BC and SCIOS entered into the BNP AGREEMENT (1995) (hereinafter referred to as “AGREEMENT”) as of November 17, 1995 and entered into a first addendum to the AGREEMENT as of April 30, 1996 (hereinafter referred to as “FIRST ADDENDUM”);

WHEREAS, BC and SCIOS wish to amend the AGREEMENT and FIRST ADDENDUM, to document their agreements on the following matters:

A.	COMMERCIAL PRICE of BNP in BULK SOLUTION and in BULK LYOPHILIZED BNP

B.	Payment of additional specific equipment

C.	Updated specifications

the parties hereto agree as follows:

1.	Definitions

Capitalized terms used herein shall have the meaning given to them in the AGREEMENT or FIRST ADDENDUM unless otherwise defined herein.

2.	Setting commercial price as per article 5.5

2.1	BULK LYOPHILIZED BNP

2.1.1.	The COMMERCIAL PRICE per gram of BNP delivered to SCIOS as BNP BULK LYOPHILIZED shall be [*****],—.

Even though BC has manufactured BULK LYOPHILIZED BNP, the parties have agreed that, subject to SCIOS obtaining all necessary approvals, future deliveries will be as BULK SOLUTION.

2.2	BULK SOLUTION

2.2.1	[*****]

2.2.2	[*****]

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2.2.3	[*****]

2.3	The COMMERCIAL PRICE shall be understood CIP SCIOS’ facility in Mountain View, California, USA, payment within 45 days after receipt of delivery.

2.4	[*****]

3.	Additional Specific equipment

3.1
SCIOS requests BC to purchase and install the specific equipment at a price not to exceed [*****],— and invoice the total cost related to such investment as listed in Annex 9 to SCIOS by [*****]. BC’s invoice shall be paid by SCIOS within 30 days after date of invoice but not earlier than completion of installation.

3.2	Full and unencumbered title to such investment by BC shall at all times be with BC and such investment shall not be reimbursed by BC to SCIOS for any reason whatsoever.

4.	SPECIFICATIONS for BULK SOLUTION and BULK LYOPHILIZED BNP

4.1	The specifications for BULK SOLUTION and for BULK LYOPHILIZED BNP shall be amended as per the annex to this SECOND ADDENDUM.

5.	Continuation of validity

5.1	The terms of the AGREEMENT, the FIRST ADDENDUM and the SECOND ADDENDUM shall apply to the purchase of BULK SOLUTION as well as to BULK LYOPHILIZED BNP.

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Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this Addendum, which shall form an integral part of the AGREEMENT and shall come into force as of September 30, 1997.

Scios Inc.		BIOCHEMIE GmbH

By:	/s/ John H. Newman	By:	/s/ Dr. W. Killiches	/s/ Dr. F. Nachtmann

Name: John H. Newman		Name: Dr. W. Killiches		Dr. F. Nachtmann
Function: Vice President of Legal Affairs		Function: General Counsel		Head Bioproducts

Annex 2: Specifications for BULK SOLUTION
Annex 8: Specifications for BULK LYOPHILIZED BNP
Annex 9: Specific equipment

Confidential Treatment Requested

Annex 2
to the BNP Agreement between SCIOS Inc. and BIOCHEMIE GmbH
entered into as of November 17, 1995 as amended by the
SECOND ADDENDUM of September 30, 1997

Specifications for BULK SOLUTION

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Confidential Treatment Requested

Annex 8
to the BNP Agreement between SCIOS Inc. and BIOCHEMIE GmbH
entered into as of November 17, 1995 as amended by the
SECOND ADDENDUM of September 30, 1997

Specifications for BULK LYOPHILIZED BNP

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Annex 9
to the BNP Agreement between SCIOS Inc. and BIOCHEMIE GmbH
entered into as of November 17, 1995 as amended by the
SECOND ADDENDUM of September 30, 1997

Specific Equipment

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THIRD ADDENDUM
to the BNP Agreement (1995)
entered into as of November 17, 1995 and
amended as of April 30, 1996 and as of September 30, 1997

entered into as of September 1, 1998 by and between

Scios Inc.
2450 Bayshore Parkway
Mountain View, CA 94043/USA
(hereinafter referred to as “SCIOS”)

and

BIOCHEMIE GmbH
Biochemiestraße 10, A6250 Kundl/Austria
(hereinafter referred to as “BC”)

WHEREAS, BC and SCIOS entered into the BNP AGREEMENT (1995) (hereinafter referred to as “AGREEMENT”) as of November 17, 1995 and entered into a FIRST ADDENDUM to the AGREEMENT as of April 30, 1996 (hereinafter referred to as “FIRST ADDENDUM”) and SECOND ADDENDUM to the AGREEMENT as of September 30, 1997 (hereinafter referred to as “SECOND ADDENDUM”);

WHEREAS, BC and SCIOS wish to amend the AGREEMENT and prior ADDENDUMS to document their agreements on the following matters:

(a)    Revision of COMMERCIAL PRICE of BNP in BULK LYOPHILIZED BNP;

(b)    Updated specifications; and

(c)    Prolongation of the AGREEMENT;

the parties hereto agree as follows:

1.	Definitions

Capitalized terms used herein shall have the meaning given to them in the AGREEMENT or prior ADDENDUMS unless otherwise defined herein.

2.	Revision of the COMMERCIAL PRICE for BULK LYOPHILIZED BNP

The COMMERCIAL PRICE in DM per gram of BNP delivered to SCIOS as BNP BULK LYOPHILIZED shall be as follows:

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Even though BC has manufactured BULK LYOPHILIZED BNP, the parties have agreed that subject to SCIOS obtaining all necessary approvals, future deliveries will be as BULK SOLUTION once the production process for BULK SOLUTION has been validated. In order to accomplish the changeover to BULK SOLUTION, the parties anticipate that certain additional development work will be performed on a contract or project basis as to which the parties shall separately specify the scope and

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cost for each project in a separate letter agreement to be agreed regarding work that does not produce validated BNP that may be used for commercial purposes.

3.	SPECIFICATIONS for BULK SOLUTION and BULK LYOPHILIZED BNP

3.1
The specifications for BULK SOLUTION shall be amended to now read as per Annex 2 to this THIRD ADDENDUM and the specifications for BULK LYOPHILIZED BNP shall be amended to read as per Annex 8 to this THIRD ADDENDUM.

4.	PROLONGATION of the AGREEMENT

4.1 Article 10.1 of the AGREEMENT shall read as follows:

10.1 Term. Unless earlier terminated pursuant to the provisions of this Article 10, this AGREEMENT shall remain in full force and effect for eight calendar years following the January 1st after the first delivery of commercial quantities by BC to SCIOS under Article 6 or until this AGREEMENT is superseded by the COMPREHENSIVE AGREEMENT.

4.2
The references made in the AGREEMENT and relating to the five years term shall be adapted to relate to an eight years term. The parties intend that this modification of the term of the AGREEMENT shall also increase the period of time set forth in Sections 6.9(c) and (e) during which SCIOS shall purchase from BC at least 25 kg of BNP in BULK SOLUTION of BULK LYOPHILIZED form from 5 years after the first delivery of commercial quantities by BC to the period of eight years after first delivery of commercial quantities by BC.

5.	Continuation of validity

5.1	The terms of the AGREEMENT, the FIRST ADDENDUM and SECOND ADDENDUM, and this THIRD ADDENDUM shall apply to the purchase of BULK SOLUTION as well as to BULK LYOPHILIZED BNP.

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IN WITNESS WHEREOF, the parties have executed this Addendum, which shall form an integral part of the AGREEMENT and shall come into force as of July 1, 1998.

Scios Inc.		BIOCHEMIE GmbH

By:	/s/ Elliot Grossbard, M.D.	By:	/s/ Dr. F. Nachtmann
Name: Elliott Grossbard, M.D. Function: Senior Vice President, Development		Name: Dr. F. Nachtmann Function: Head Bioproducts

		By:	/s/ Dr. E. Dolejei
Name: Dr. E. Dolejei Function: Legal Counsel

Annex 2:  Specifications for BULK SOLUTION
Annex 8:  Specifications for BULK LYOPHILIZED BNP

Confidential Treatment Requested

Annex 2
to the BNP Agreement between SCIOS Inc. and BIOCHEMIE GmbH
entered into as of November 17, 1995 as amended by the
THIRD ADDENDUM of September 1, 1998

Specifications for BULK SOLUTION

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***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Confidential Treatment Requested

Annex 8
to the BNP Agreement between SCIOS Inc. and BIOCHEMIE GmbH
entered into as of November 17, 1995 as amended by the
THIRD ADDENDUM of September 1, 1998

Specifications for BULK LYOPHILIZED BNP

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